Fees Summary	Apr. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,591,591.00
Previously Paid Amount	0.00
Total Fee Amount	911.00
Total Offset Amount	0.00
Net Fee	$ 911.00